Exhibit 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050 (408) 562-8400 Main

ROVI CORPORATION PROVIDES PRELIMINARY SECOND QUARTER FINANCIAL

RESULTS AND UPDATED OUTLOOK FOR FULL YEAR 2012

SANTA CLARA, Calif. (GLOBE NEWSWIRE)— July 17, 2012—Rovi Corporation (NASDAQ: ROVI) today reported certain preliminary financial results for its second fiscal quarter ended June 30, 2012 and updated its outlook for fiscal year 2012. Rovi will announce full results for the second quarter on August 2, 2012.

Rovi currently expects revenues for the second quarter of 2012 of approximately $158 million, compared to $179 million for the second quarter of 2011. Revenues in the consumer electronics (CE) sales vertical are expected to be down approximately $21 million from the same period last year, primarily as a result of an anticipated decline in analog content protection (ACP) revenues. However, CE sales in the second quarter of 2012 were also impacted by fewer licensed CE device manufacturers than anticipated and a reduction in royalty-bearing unit sales reported by many device manufacturers.

Loss per common share from continuing operations for the second quarter of 2012 is expected to be between <$0.15> and <$0.18>, compared to <$0.06> for the second quarter of 2011. Non-GAAP Adjusted Pro Forma Income Per Common Share for the second quarter of 2012 is expected to be between $0.35 and $0.38. Adjusted Pro Forma Income Per Common Share declined year-over-year primarily due to the decline in revenues from the same period last year. Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are defined below, in the section entitled Non-GAAP or Adjusted Pro Forma Information. GAAP basis loss per common share from continuing operations includes charges for the amortization of intangible assets; equity based compensation expense; amortization or write-off of note issuance costs; non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1); mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars; and the reversal of discrete tax items including reserves totaling approximately $0.53 per common share.

Rovi also lowered its expectations for Adjusted Pro Forma Revenue for the full year of 2012 to between $650 million and $680 million and lowered its expectations for full year Adjusted Pro Forma Income Per Common Share to between $1.60 and $1.90. While a decline in ACP revenues was anticipated, several other factors are expected to negatively impact Rovi’s business to an extent not previously expected. These factors include:

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Delays in adding new patent licensees in key growth areas including CE manufacturers, the TV Everywhere field of use in the U.S. and for the television field of use with service providers in Europe. While Rovi prefers not to litigate and still expects to enter into the majority of its patent licenses without litigation, the Company has, in certain instances, been unable to negotiate terms with prospective licensees that Rovi believes represent appropriate value for these licenses. The Company now believes pending patent litigation matters must progress further before certain prospective customers will finalize arrangements on terms acceptable to Rovi.

“We don’t anticipate ultimately losing revenues as a result of these delays, and we continue to anticipate significant growth in our licensing business from 2011 to 2013,” said Tom Carson, President and CEO of Rovi Corporation. “However, in order to ensure the long-term protection of our key intellectual property, we did not sign certain new patent licensing agreements during the second quarter, as some expected licensees would not agree to acceptable terms. In addition, certain other deals with first time licensees are simply taking longer to close than anticipated. We expect to come to acceptable terms with these parties later this year or in 2013, and we expect these deals will include catch-up payments to make Rovi whole for the pre-license period. While several of these parties may decide to enter into licenses in 2012, we believe it is prudent, given the uncertainty around timing, to remove these agreements from our 2012 estimates.”

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Delays in launches for certain products and services, including the Rovi Entertainment Store, new DivX content creation software, DivX Plus Streaming, and DTA guides, as well as lower-than-expected results for Rovi’s online properties, video advertising and commerce tools and Total Guide for CE.

“To a large extent, we were impacted in the second quarter by softness in the global consumer electronics and interactive TV advertising markets, which particularly affected the growth of our Total Guide solution for CE and our advertising business,” added Mr. Carson. “In addition, while we are very excited about the market opportunities and prospects for Total Guide for Service Providers and we are seeing a lot of enthusiasm for our Rovi Entertainment Store and DivX Plus Streaming offerings, it has become clear that there are several areas of product management and development that we need to improve in order to better capitalize on these opportunities. Since I assumed the CEO role in December 2011, we have been conducting a comprehensive, in-depth review of our operations aimed at improving our execution. We have also been developing a new strategic plan to address areas where we can grow our business and will be reviewing this plan with the Board of Directors shortly. I look forward to talking about this plan, as well as the areas of focus and change coming out of our operational reviews, after our Board meeting when we report our full second quarter results on August 2.”

Rovi also reported that it repurchased approximately 2.1 million shares of its common stock during the second quarter for approximately $50 million. “Based on Rovi’s performance, long-term value and prospects, and the recent trading range of our common stock, we continue to believe that repurchasing stock is an excellent use of our cash to deliver stockholder value, and we anticipate remaining active in the market,” said Peter Halt, Chief Financial Officer of Rovi Corporation.

The Company will be filing a Form 8-K with additional information, and Rovi will release its full financial results for the second quarter after the close of trading on August 2, 2012. Management will host a conference call on August 2, 2012 at 5:00 p.m. Eastern time to review the results.

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share are supplemental measures of the Company’s performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP, including, but not limited to, GAAP pro forma information prepared in accordance with ASC 805, Business Combinations.

Adjusted Pro Forma and GAAP pro forma measures assume the Sonic Solutions business combination and the Roxio software business disposition both occurred on January 1, 2010. Adjusted Pro Forma Income is defined as GAAP pro forma income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Income Per Common Share is calculated using Adjusted Pro Forma Income and taking into account the benefit of the convertible debt call option when it allows the Company to purchase shares of its own stock at a price below what those shares could be purchased for in the open market.

The Company’s management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Revenue, Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Income Per Common Share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures. For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company’s operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation. Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, and foreign currency collars and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company’s operating expenses. Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its convertible debt. Management includes the benefit of the convertible debt call option, which allows the Company to purchase shares of its own stock at approximately $28.28, and is excluded from GAAP EPS calculation as it is anti-dilutive, because the pragmatic reality is management would exercise this option rather than allow this dilution to occur. This convertible debt call option was exercised in August 2011.

Management is using these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin. Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets. Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company’s performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information. Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies. Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company’s financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company’s core operating performance in the same way that management does.

About Rovi Corporation

Rovi Corporation is focused on revolutionizing the digital entertainment landscape by delivering solutions that enable consumers to intuitively connect to new entertainment from many sources and locations. The Company also provides extensive entertainment discovery solutions for television, movies, music and photos to its customers in the consumer electronics, cable and satellite, entertainment and online distribution markets. These solutions, complemented by industry leading entertainment data, create the connections between people and technology, and enable them to discover and manage entertainment in an enjoyable form.

Rovi holds over 5,100 issued or pending patents worldwide and is headquartered in Santa Clara, California, with numerous offices across the United States and around the world including Japan, China, Luxembourg, and the United Kingdom. More information about Rovi can be found at www.rovicorp.com.

All statements contained herein, including the quotations attributed to Mr. Carson and Mr. Halt, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or “looking to the future” or similar words that describe the Company’s or its management’s future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company’s estimates of future revenues and earnings, business strategies, and future opportunities for product, market or customer expansion.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company’s completion of its second quarter financial close processes, the Company’s ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company’s technologies and integrated solutions. Such factors are further addressed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

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Investor Contact:

Peter Halt

Rovi Corporation

+1 (818) 295-6800

Chris Keller

Rovi Corporation

+1 (408) 562-8400